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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation or organization)	75-2770432 (I.R.S. Employer Identification No.)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)	75001 (Zip Code)

(972) 728-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Table of Contents

Item 7. Financial Statements and Exhibits

c) Exhibits

     99.1 Press release dated August 9, 2004

Item 9. Regulation FD Disclosure.

On August 9, 2004, Affirmative Insurance Holdings, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 12. Results of Operations and Financial Condition

On August 9, 2004, Affirmative Insurance Holdings, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Affirmative Insurance Holdings, Inc.

Date: August 9, 2004

/s/ Timothy A. Bienek

By: Timothy A. Bienek Executive Vice President and Chief Financial Officer (and in his capacity as Principal Financial Officer)